                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

      (S-8 Registration Statement for 1999 Non-Qualified Stock Option Plan)

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint William
C. McCormick and William D. Larsson, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Precision Castparts Corp. issuable pursuant to the 1999 Non-Qualified Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 19, 1999


William C. McCormick
---------------------------
William C. McCormick

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

      (S-8 Registration Statement for 1999 Non-Qualified Stock Option Plan)

 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint William
C. McCormick and William D. Larsson, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Precision Castparts Corp. issuable pursuant to the 1999 Non-Qualified Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 19, 1999


William D. Larsson
----------------------
William D. Larsson

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

      (S-8 Registration Statement for 1999 Non-Qualified Stock Option Plan)

 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint William
C. McCormick and William D. Larsson, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Precision Castparts Corp. issuable pursuant to the 1999 Non-Qualified Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 19, 1999


Peter R. Bridenbaugh
----------------------
Peter R. Bridenbaugh

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

      (S-8 Registration Statement for 1999 Non-Qualified Stock Option Plan)

 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint William
C. McCormick and William D. Larsson, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Precision Castparts Corp. issuable pursuant to the 1999 Non-Qualified Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 19, 1999


Dean T. DuCray
------------------------------
Dean T. DuCray

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

      (S-8 Registration Statement for 1999 Non-Qualified Stock Option Plan)

 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint William
C. McCormick and William D. Larsson, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Precision Castparts Corp. issuable pursuant to the 1999 Non-Qualified Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 19, 1999


Don R. Graber
------------------------------
Don R. Graber

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

      (S-8 Registration Statement for 1999 Non-Qualified Stock Option Plan)

 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint William
C. McCormick and William D. Larsson, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Precision Castparts Corp. issuable pursuant to the 1999 Non-Qualified Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 19, 1999


Vernon E. Oechsle
----------------------
Vernon E. Oechsle

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

      (S-8 Registration Statement for 1999 Non-Qualified Stock Option Plan)

 KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an officer and/or director of PRECISION CASTPARTS CORP. does hereby constitute and appoint William
C. McCormick and William D. Larsson, and each of them, his true and lawful attorney and agent to do any and all acts and things and to execute in his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) any and all instruments which said attorney and agent may deem necessary or advisable in order to enable Precision Castparts Corp. to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933, as amended, of shares of Common Stock of Precision Castparts Corp. issuable pursuant to the 1999 Non-Qualified Stock Option Plan, including specifically, but without limitation thereto, power and authority to sign his name (whether on behalf of Precision Castparts Corp. or as an officer or director of said Company, or otherwise) to a Registration Statement on Form S-8 and any amendment thereto (including any post-effective amendment) or application for amendment thereto in respect to such Common Stock or any exhibits filed therewith; and to file the same with the Securities and Exchange Commission; and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.

DATED: May 19, 1999


Steven G. Rothmeier
----------------------
Steven G. Rothmeier